Exhibit 10.89

BORROWER NAME AND ADDRESS	LENDER NAME AND ADDRESS	LOAN DESCRIPTION

Tower Tech Systems Inc	Investors Community Bank
101 S. l6th St, P O. Box 1957	860 N. Rapids Road	Number	44938102	mat
Manitowoc, WI 54221-1957	P O. Box 700
	Manitowoc, Wl 54221-0700	Amount $	5,500,000.00

		Date	03-21-2008

☐  Refer to the attached Signature Addendum, Incorporated herein, for additional Borrowers and their signatures.

COMMERCIAL DEBT MODIFICATION AGREEMENT

DATE AND PARTIES. The date of this Debt Modification Agreement (Modification) is 03-13-2009

DEFINITIONS. As used in this Modification, the terms have the following meanings.

Pronouns. The pronouns “I,” “me,” and “my” refer to each Borrower signing this Modification, individually and together with their heirs, executors, administrators, successors, and assigns “You” and “your” refer to the Lender, with its participants or syndicators, successors and assigns, or any person or entity that acquires an interest in this Modification or Prior Obligation.

Prior Obligation. “Prior Obligation” refers to my previous agreement governing my promise to pay you money, including any loan agreement, note, or document that evidences my indebtedness, and any extensions, renewals, modifications, and substitutions.

BACKGROUND. You and I have entered into a Prior Obligation which is evidenced by Commercial Promissory Note and Commercial Loan Agreement dated 03-21-2008 ☒  in the original principal amount of / ☐  with a maximum possible principal amount of $ 5,500,000.00. ☐  payable on demand. / ☐  payable on demand but if no demand is made, by the maturity date of                                / ☒  with a maturity date of 04-22-2009.

As of the date of this Modification. the ☒  amount remaining due is / ☐  current amount outstanding on the Prior Obligation is $ 5,247,000.00 principal (Principal) plus $ 9,777.50 accrued interest, for a total of $ 5,256,777.50.

MODIFICATION. For value received, you and I agree to modify the Prior Obligation as follows

☒    INTEREST RATE MODIFICATION.

☒     INTEREST RATE:

The interest rate shall change from a variable rate of prime + 0.00% with a floor rate of 5.00% to a variable rate of prime +.50% with a floor rate of 6.00 effective 3/13/2009 and shall remain in effect until maturity.

Maximum Interest Amount. Any amount assessed or collected as interest will be limited to the maximum lawful amount of interest allowed by state or federal law. Amounts collected in excess of the maximum lawful amount will be applied first to the unpaid principal balance. Any remainder will be refunded to me

☐      Post-Maturity/Default Interest Rate.

☐ Compounding. This Modification provides for the compounding of interest.
☐	PAYMENT MODIFICATION.

☐	DRAW PERIOD MODIFICATION.

☐	FEES AND CHARGES MODIFICATION.

ADDITIONAL TERMS.

The maturity date shall change from 4/22/2009 to 3/13/2010

The Agreement Governing Extensions of Credit dated 3/21/2008 will be replaced with the Agreement Governing Extensions of Credit dated 3/13/2009.

CONTINUATION OF TERMS. Except as specifically amended in this Modification, all terms of the Prior Obligation remain in effect.

INTERPRETATION. whenever used, the singular includes  the plural and the plural includes the singular The Section headings are for convenience only and are not to be used to interpret or define the terms of this Modification.

VT only ☐ NOTICE TO BORROWER: THIS IS A DEMAND NOTE AND SO MAY BE COLLECTED BY THE LENDER AT ANY TIME. A NEW NOTE MUTUALLY AGREED UPON AND SUBSEQUENTLY ISSUED MAY CARRY A HIGHER OR LOWER RATE OF INTEREST.

☒  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER/DEBTOR) AND US (LENDER/SECURED PARTY) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT. BY SIGNING THIS MODIFICATION, THE PARTIES AFFIRM THAT NO UNWRITTEN ORAL AGREEMENT EXISTS BETWEEN THEM.

SIGNATURES. By signing under seal, Borrower agrees to the terms contained in this Note. Borrower also acknowledges receipt of a copy of this Note.

BORROWER:

Tower Tech Systems Inc.
Entity Name

/s/ Steven A. Huntington		3/13/09	(Seal)			(Seal)
Signature	Steven A. Huntington,	Date		Signature	Date
VP Finance and Treasurer

			(Seal)			(Seal)
Signature		Date		Signature	Date

LENDER:

Investors Community Bank
Entity Name

/s/ Robert R. Boerger		3/13/09	(Seal)			(Seal)
Signature	Robert R. Boerger	Date		Signature	Date
Senior Commercial Lender

COMMERCIAL DEBT MODIFICATION AGREEMENT				NOT TO BE USED FOR LOANS SUBJECT TO CONSUMER LENDING LAWS

 © 1998, 2001 Bankers Systems, Inc., St. Cloud, MN Form COMM-DMOD 7/1/2004